eXoZymes Inc.

Cell-Free and AI-Enhanced Biomanufacturing

Turning rare, unscalable biochemistry into predictable, high-purity natural products

Enzymes = **eXoZymes**

outside the cell

The Next Generation of Biomanufacturing



NASDAQ: EXOZ

eXoZymes' Safe Harbor

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe the company's future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "would," "could," "seek," "intend," "plan," "goal," "project," "estimate," "anticipate," "strategy," "future," "likely" or other comparable terms, although not all forward-looking statements contain these identifying words. All statements other than statements of historical facts included in this presentation regarding the company's strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Actual results could differ materially for a variety of reasons. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of eXoZymes' quarterly reports on Form 10-Q, annual reports on Form 10-K, and other documents filed by eXoZymes from time to time by the company with the Securities and Exchange Commission. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and eXoZymes assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. eXoZymes does not give any assurance that it will achieve its expectations.

OUR JOURNEY & MILESTONES

From Big Ideas Lab Invention to $200B+ Commercial Opportunity at hand.

A disciplined, highly capital-efficient journey from UCLA spinout to NASDAQ-listed leader of next generation biomanufacturing

2019
Invizyne/eXoZymes Founded
Core cell-free invention & concepts
Spun out of UCLA

2020–24
eXoZymes Tech Platform Built
Grants + seed funding of platform and test projects

2024
IPO on NASDAQ (EXOZ)
New CEO, Went public, Delivered on Grant projects
First commercial-focused efforts began

2024–25
NCT Pilot Scale & AI
Flagship products & markets identified.
AI-enzyme-engineering capabilities invented to speed up & expand product development

2025–26
NCT & Cannabinoids at scale with New Variants
From NCT idea to 99% yield · 99.6% purity @ 100X scale & 3rd-party validated in ~ 1 year. Added new-to-nature variant capabilities.

NOW
2026–27
Commercial Launch
Commercialization in both OTC market and Pharma markets. Addressing 2 markets both with TAMs over $100B

Two $100B+ TAM markets. A core platform with expanding optionality. Now focused on first product launch.

FLAGSHIP PRODUCT PROGRAMS

Access to Two Master Regulators, Previously Considered Undruggable. Each with $100B+ TAM

Targeting validated master regulators of known biological pathways — the highest-leverage molecules driving pharma interest and nutraceutical demand

NCT / Metabolic Health

Master regulator of cellular metabolism

Boosting metabolism by turning fat into energy. Found only at trace amounts in plants — now biomanufactured at scale. Dual OTC nutraceutical & pharma pathways validated.

$100B+ TAM

Cannabinoid Molecules

Master regulator of cellular signaling

Novel non-intoxicating molecules previously impossible to make at scale — now manufacturable with pharma-grade purity, and in new-to-nature versions with positive benefits.

$100B+ TAM

CELL-FREE IS SYNBIO'S FUTURE

We Solved the Biomanufacturing Bottleneck Holding Back Entire Industries

Synthetic biology promised to replace petrochemicals. But genetically engineering living cells into "chemical factories" did not work and it did not scale.

eXoZymes Delivers:

Idea to Pilot in <12 months — now advancing into commercial production

$200B+
Initial Addressable Markets

100× Scaled
Third-Party Validated

2026–2027
Commercial Launch

THE BREAKTHROUGH IN BIOMANIFACTURING

Enzymes Run Reactions Inside Cells. Cells are Not Chemical Factories. Why Not Skip the Cell?

Living Cell → **Enzyme** → **Exozyme** → **Cell-Free**

Living Cell: Cells make enzymes, but cells stop if being used for chemical production

Enzyme: Does the actual work of building chemical molecules

Exozyme: AI-optimized and stabilized to work outside the cell

Cell-Free: Scalable, controllable commercial biomanufacturing

DEMONSTRATED SUCCESS

Cell-Free Platform Makes Products No One Else Can with Impressive Profit and Purity Profiles

Beyond Synthetic Chemistry

Exozymes leverage nature's diversity – but with engineering-level control

Beyond Fermentation

Exozymes have no living cell elements doing other things. Ultra-high >99% purity

Beyond Plant Extraction

Exozymes-based Biomanufacturing from feedstock-to-product at >99% yield

Commercially Interesting

High yields and fast cycle times means our biomanufacturing scales economically

DEVELOPMENT PIPELINE

From Prototype to Value Creation: In Months, Not Years

1	2	3	4
Prototyping	**Incubation**	**Acceleration**	**Commercialization**
3–9 weeks	3–6 months	6–12 months	6–18 months
Lab feasibility demonstrated	Business intel + cost feasibility validated	Pilot scaling and sampling	Spinout or license, first commercial production

Traditional biotech: many years and tens of millions of dollars per candidate.

eXoZymes: months and a fraction of the cost.

eXoZymes Makes NCT at Scale

Concept to Pilot Scale in < 1 year + Successful Tech Transfer


Cayman
Concept to pilot scale
in < 1 year

99%
Reaction Yield
Industry-leading efficiency at pilot scale

6X
Production Cycle
Faster than conventional manufacturing approaches

Unlocks consistent, cost-effective production at industrial scale for NCTX™

NCT: A NEW METABOLIC WELLNESS CATEGORY

NCT Activates the Cell's Master Metabolic Switch to Address Energy Efficiency

N-trans-caffeoyltyramine (NCT): a rare plant-derived compound with emerging relevance in metabolic health, gut integrity, and liver function

The Bottleneck We Solved

- In Nature only found at <14 ppm
- 100× scale-up with >99% conversion — partner-executed
- 535g isolated at 99.6% pharma-grade purity (100L pilot)
- Making pharma version analogs via BioClick that are new-to-nature

Commercial Paths

OTC Nutraceutical

$216B functional food market (7.6% CAGR). Initial Product launch expected in 2027/2028. Partner discussions for kg demand in 2026+.

Pharmaceutical

New-to-nature analogs with therapeutic potential. Multiple billion-dollar drug targets. Biotech & drug development partner conversations.
Clear acquisition relevance.

CANNABINOID OPPORTUNITY

The Purity & Non-Intoxication Manufacturing Bottlenecks We Overcame

Now producing rare and new-to-nature cannabinoids at commercial scale with GMP purity

- Cannabinoid receptors are present on nearly every cell in the body
- Nature supplies a messy mix of intoxicating and non-intoxicating cannabinoids
- Major gap: very few have become real medicines — despite strong potential

Manufacturable at Reasonable Cost & High Purity

More Bioavailable & Non-intoxicating

New Molecules Not Found in Nature

Once in a lifetime market opportunity:

All levels of US government have aligned; Re-scheduling Cannabinoids & focusing on non-intoxication cannabinoids

VALUE CREATION DISCIPLINE

How We Choose the Right Molecules

- We apply rigorous selection criteria before committing to any new molecule
- Dual screening: strong R&D viability + high business potential
- Balanced against key factors:

Manufacturability

Development decisions driven by technoeconomic assessments, product Technology Transfer Package deliverable to CMO within 2 years

IP Ownership

Solid IP on manufacturing process, key enzymes, composition of matter patents on new-to-nature molecules we create and extensive trade secrets

Huge Market Potential

Must serve large pharma or nutritional supplement markets at a scale large enough to attract major acquirers

Commercial Attractiveness

Target undruggable and underserved master health regulators with known clinical relevance and vast potential

GO-TO-MARKET STRATEGY

From Lab to Market: How We Commercialize

Tech Transfer Package

eXoZymes delivers a complete, validated biomanufacturing system and protocol — while retaining full platform IP

→

CMO Scale-Up & Production

eXoZymes and partners qualify leading CMOs for capital-light scale-up and manufacturing infrastructure

→

Partners Sell or Run Trials

Partners, JVs, and spin-outs drive commercialization and clinical advancement. eXoZymes captures value through equity, licensing, and royalties.

FINANCIAL OVERVIEW

Super Capital-Efficient Execution

$15M	~$10M	$17M	$B+ Potential
Raised at Nasdaq IPO (November 2024)	Annual Operating Expenses	Total Grant Funding Basic Research and New Platforms	Multi Billion Market Upside

The SynBio Promise will soon be commercial at a fraction of the competitors' costs.

LEADERSHIP TEAM

Experienced Management

Michael Heltzen — CEO

Serial biotech entrepreneur. Leads strategic, company culture & executional excellence.



Dr. Tyler Korman — CSO & Co-Founder

PhD in structural biology. Expert in enzyme catalysis R&D. Co-invented the platform at UCLA.



Dr. Paul Opgenorth — VP of Development & Co-Founder

Cell-free metabolic engineering pioneer. Co-founding scientist from UCLA.



Damien Perriman — Chief Commercial Officer

Leading commercialization, partner strategy, and NCTx go-to-market.



Amy Lunzer — Chief of Staff

Operational excellence, org. & talent management, and supply chain experience.



Fouad Nawaz — VP of Finance

Corporate finance, audits, and SEC compliance lead.



UPCOMING CATALYSTS

Value-Creating Events on the Horizon

NCT / NCTx

Fall 2026	Technology transfer package delivery to contract manufacturer for GMP-scale production
2026–2027	Commercial partnerships with global nutritional supplement marketers for OTC product launch
2026-2027	Partnering with pharmaceutical companies to initiate clinical trials using new-to-nature NCT analogues
2026	Funding round and formal spinout of NCTx as a standalone entity with independent capitalization

Cannabinoids

2026–2027	Partnering with pharmaceutical companies to advance novel, non-intoxicating cannabinoid molecules into clinical trials
2026+	Expanding the library of rare cannabinoid variants that only the exozyme platform can produce at GMP purity and scale
2026	Licensing agreements and joint ventures with pharma partners for specific therapeutic indications

Each milestone represents a potential re-rating catalyst for eXoZymes shareholders

CAPITAL RAISE

Use of Proceeds —from the $15M Offering

Disciplined capital deployment across our two flagship programs and core platform infrastructure.



17%
G&A,
legal
~ $2.5M
33%
NCT
$5.0M
Working Capital
& Ops
$3.5M
23%
~$3.0M
~$1.0M
Next-in -line products
R&D
7%
20%

CATEGORY	Approx. AMOUNT	SHARE
NCT Commercialization & Scale-Up	~$5.0M	33%
Cannabinoids & next-in -line products	~$3.0M	20%
Core Platform R&D & AI Engineering	~$1.0M	7%
G&A, BD, Legal & Compliance	~$2.5M	17%
Working Capital & Operations	~$3.5M	23%
TOTAL	**$15.0M**	**100%**

INVESTMENT THESIS

Why eXoZymes Now

Only Cell-Free Platform
First and only company operating in multi-step exozyme-based biomanufacturing. Decade of R&D. Deep trade secrets and solid patent portfolio

$200B+ Combined TAM
NCT nutra ($100B+), NCT pharma ($100B+), Cannabinoids ($100B+)

Validated at Scale
100× scale-up, >99% conversion, partner-executed. Not just lab science — proven transferability.

$300B+ Patent Cliff
Big Pharma needs new drugs candidates soon. eXoZymes opens previously inaccessible chemistry. Clear M&A relevance.

Capital-Light Model
Spinouts + JVs + licensing. Equity in multiple assets without building each business from scratch.

Months, Not Years
Only months from concept to 500 gram-scale of pharma pure NCT. Speed of development unprecedented in synthetic biology.

eXoZymes NASDAQ: EXOZ

Thank you.

info@exozymes.com • exozymes.com

eXoZymes Inc.

Next Gen. Biomanufacturing:

Cell-Free and AI-enhanced



Transforming rare, previously unscalable biochemistry into predictable, high-purity natural products and next-generation drugs.

Appendix A

NCTX

Activating the Body's Master Metabolic Switch

Addressing multiple metabolic disorders through a single pathway

April 1, 2026

powered by eXoZymes

exclusive rights to eXoZymes' breakthrough NCT cell-free biomanufacturing technology

NCTX

We're on A Mission to Upgrade Health Span

Enabled by eXoZymes game changing cell-free biomanufacturing platform for breakthrough molecules

The Game Changer

We can **manufacture things that are difficult to make, quickly and affordably**

1 Natural products are difficult to make with traditional synthetic chemistry

2 eXoZymes creates better ways to make performance molecules, including novel and differentiated analogs

The Opportunity

Find **core pathways** that **provide critical metabolic function** that can be switched on by **natural substances** that are **hard to make**

NCTX

A GLOBAL EPIDEMIC IS EXPLODING

Interconnected Chronic Diseases



Obesity

1.2 Billion

grown 2X since 1990



Diabetes

800+ Million

Fast growing chronic disease



Fatty Liver Disease
(NAFLD)

2.5 Billion

projected 2X by 2040

Conventional treatments still rely on people making and sustaining a change in lifestyle

Sources: WHO 2025; IDF Diabetes Atlas 2025; World Obesity Atlas 2025; CDC/NHANES 2025; Hepatology/Global NAFLD Reviews 2025; Worldwide trends in diabetes prevalence and treatment from 1990 to 2022: a pooled analysis of 1108 population-representative studies with 141 million participants Zhou, Bin et al.

Targeting the Root Cause of Declining Metabolic Health

There is an energy crisis inside every cell


stress

Mitochondria are the energy powerhouses of every cell

Poor diet, chronic stress and sedentary lifestyle disrupt mitochondria

Reduced cell function and slowed fat metabolism

There is a critical need for approaches that restore mitochondria health and function

NCTX

HNF4α – Activating a Mitochondria Master Control Switch

Restoring mitochondria is the key to transforming the way metabolic health is managed



The Pathway

HNF4a



Role in the Body

The master metabolic switch



Our Quest

Address previously undeveloped pathway



The Prize

Potentially the biggest supplement plus pharma compound ever

NCTX™ is the first spin-out of eXoZymes developed for this specific opportunity

NCTX

NCT: First Potent Compound to Activate HNF4α

Promotes Wellness and addresses multiple interconnected disorders through a single pathway*


NCT
OH
O
HO
N
H
HO
Acts as a selective HNF4α agonist
Increases mitochondrial mass and performance
HNF4α
Clears fat buildup
Reduces liver fat
Activates the Master Metabolic Switch
Repairs gut barrier
Alleviates inflammation
Obesity
Fatty Liver Disease
Mitochondrial Dysfunction
Gut Barrier Breakdown
Systemic Inflammation

* This statement has not been evaluated by the Food and Drug Administration. NCT is not intended to diagnose, treat, cure, or prevent any disease.

NCTX

Measurable Metabolic Results Without Diet Restriction

Metabolic improvement through fatty acid oxidation

DIO Mice on High Fat Diet


F
NC
HFD
HFD+NCT
G
Liver
NC
HFD
HFD+
NCT

Veeriah, V., Lee, SH. & Levine, F. Cell Death Dis 13, 89 (2022)

30-40%

Body Weight Reduction

Less weight gain on identical high-fat diet with equal caloric intake

Mitochondrial Surge

Significant increases in key mitochondrial biomarkers and respiratory capacity

Liver Fat Clearance

Dramatic reduction in liver fat accumulation and improved lipid profiles

NCTX

NCT is Inaccessible via Conventional Chemistry

The promise of NCT has remained locked

<15 ppm

NCT found in peppercorns



Major Challenges to Overcome

- NCT is nearly absent in nature with only trace amount available
- Existing sources of NCT are mixtures of less potent natural analogs
- Conventional manufacturing approaches are cost prohibitive

NCTX

eXoZymes' Process Cracks the NCT Scale Barrier

Concept to Pilot Scale in < 1 year + Successful Tech Transfer


eXoZymes
Cayman
Concept to pilot-scale in < 1 year

99%

Reaction Yield

Industry-leading efficiency at pilot scale

6X

Production Cycle

Faster than conventional manufacturing approaches

Unlocks consistent, cost-effective production at industrial scale for NCTX™

NCTX

eXoZymes Process Delivers High Quality NCT

Improves formulation performance and simplifies the product safety profile


eXoZymes
High Purity NCT



>99%

Food/Pharma Grade Purity

stronger and more predictable results in formulation

Reliable, high purity improves the regulatory journey and helps build consumer trust

Super Clean Process Makes Scale-up Easy

Avoiding the unwanted by-products

Conventional Methods



Example analysis (HPLC)

eXoZymes


NCT

Actual analysis (HPLC)

Single product precision

NCTX

Nature's Diversity, Scaled Like Chemistry

No Living Systems

No undesirable by-products or seasonal variation

More Reliable

Faster Production Time

More product output per installed capital

Lower Costs

Simple Process Design

Lower Capital Investment Required

Better ROI

NCTX™ Targets Wellness and Therapeutic Metabolic Solutions

Immediate Opportunity


SUPPLEMENT
SUPPLEMENT
WELLNESS
PHARMA
SUPPLEMENT

NUTRACEUTICALS

$100B+ Market

Longer Opportunity



PHARMACEUTICALS

$100B+ Market

Pure NCT by NCTX™

Category Innovation: Moving Beyond Stimulants and Appetite Suppressants


Metabolic Amplifier
Pure
NCT
by NCTX

Concept image

Supports Healthy Fat Metabolism

Enhances the body's natural capacity to oxidize stored fats for fuel

Complementary mechanism with GLP-1s offering metabolic support without interference

Promotes Liver and Gut Balance

Restores hepatic function and intestinal barrier integrity

Enhances Energy and Endurance

Increases ATP production for sustained physical and mental performance

NCTX

Fast market entry, asset-light growth for NCTX™

Driving NCT revenue growth through diversified channels

Product Launch

Develop compelling brand narrative and launch quickly to direct-to-consumer segment

Fast growing market that builds customer base

White Label

Ingredient access partnerships with upfront purchase commitments

Amplify NCT recognition across all channels

B2B Ingredient Sales

Co-branded "NCT by NCTX™" offtake agreements with formulators

Baseload volume and drive down COGS

Production Ramp-up

License process tech to ingredient manufacturers for longer term demand needs

Asset light approach to building supply capacity

Partnering Rich Environment

NCTX

Capital Light Expansion Strategy

Expand with CMOs to reach 6 million bottles without upfront CAPEX


In 30 Capsule Bottles
2027
Market Launch
2028
DTC Growth
2029
Boutique Retail
2030
Regional Retail
Sales: ~200 K bottles
Price: $45/bottle
Gross Margin: > 50 %
Sales: ~2 million bottles
Price : $40/bottle
Gross Margin: >60 %
Sales: 3.5 million bottles
Price : $35/bottle
Gross Margin: >65 %
Sales: 6 million bottles
Price : $35/bottle
Gross Margin: ~ 70 %

NCTX

Roadmap: Launching NCTX Commercial Vehicle


2026: eXoZymes NCT Accelerator
Validated and Launch Ready
Pilot Scale 100X
Process + Composition IP Filed
2025
Optimization
Integration
Design Lock
CMO Tech Transfer
Q1
Q2
Q3
Q4
2027
Ferm, DSP, CFR, PIP optimization
CMO Screening
Demonstrate target process metrics
Sampling / Formulation
Human Use Studies
Robustness Testing
Supply Chain + CMO Cross Validation
Regulatory (GRAS)
Supply Chain + CMO Cross Validation
Production
Market Launch

NCTX

Creating a Pharma Option

Aggressively acquiring metabolic innovation, particularly mechanisms that complement GLP-1s

Leverage NCT Impact in Nutraceutical Market: HNF4α Agonist

Advance Clinical Program

2026 — **H2** — **2027**

NCT Analogs / Formulations
Cell Based Assays (safety)

Optimized analogs with enhanced properties

Develop CMC

Pre-clinical Studies

IND / Clinical Assets

Targeting indications for MASH, IBD, Obesity

Inside eXoZymes Accelerator

In partnership

As NCTX validates the HNF4α mechanism in consumers, pharma interest in prescription-strength analogs or formulation will accelerate

Capital Focused on NCT Launch Readiness

Seed investment prepares NCT for Market Launch and Completes Initial Pharma Screen


2026 Use of Proceeds
Total $4.5 Million
Initial Pharma Screen: $500K
Supply Chain Qualification: $150K
Regulatory: $250K
Pre-Commercial Team: $200K
Human Use Studies: $400K
inside eXoZymes R&D
Process Scale-Up & Tech Transfer Package: $3.0M
Process Optimization, CMO and supply chain qualification, TTP delivery

NCT Supplements

Tech Transfer - $3 M

Market Launch Readiness - $1 M

Develop Pharma Pre-clinical Option - $0.5 M

Future Capital Needs

- Inventory Build for NCT Launch
- Nutraceutical Productization, Branding
- Distribution and Sales Development
- Pharma pre-clinical and clinical development


NCTX
Thank you

Appendix B



eXoZymes

Next Gen Biomanufacturing

Breakthrough cell-free technology enabling highly valuable natural products.


Natural products
perfected by AI
enzymes
×
AI
=
exozymes

What’s the business model?

eXoZymes

Business model overview

A Capital-Light Platform-of-Platforms Approach


Target identification
Core technology platform
Spin-out formation
External JV & licensing
Revenue & equity

Maximizing financial leverage while maintaining significant upside potential.

Vehicles to Future Value Capture

Business Generator

Proprietary Technology

Commercialization Spin Outs

Strategic Stakes with Board Rights

Future Markets

Market Value Stacks with each Spin Out



Target identification
Core technology platform
Spin-out formation
External JV & licensing
Revenue & equity



NCTX
NCT Pharma
Cannabinoids
Santalene

EXOZ Value Equation = F { Spin out Equity, Licensing Revenue, Platform Value }



Value is Measurable:
YoY sales growth (nutrition)
clinical trial results (pharma)
Licensing Revenue
NCTX Nutrition
NCT Pharma
NCTX OTC
CBs
NCTX Pharma
NCTX OTC
#4
CBs
NCTX Pharma
NCTX OTC
$ Market Value Attributed to EXOZ
Timeline

How our technology works

From AI design to industrial scale production



eXoZym

1

Bioengineering excellence

The world's most accomplished team in cell-free biomanufacturing.

2

AI-enhanced design

From structure to function. In a bioreactor.

3

High-throughput validation

Rapid synthesis. Iterative model refinement.

4

Cell-free production

Unprecedented control. No cellular constraints. Near-theoretical yield.

5

Scalable manufacturing

Seamless scale-up. From idea to kilograms in months - not years.

The project pipeline



Phase
Timeline
Focus
Production stage
Production owner
Incubator
• Rapid prototyping
• Lab scale validation
Accelerator
• Business intelligence
• Engineering scale
• Supply chain
Commercialization
• Pilot scale validation
• Regulatory (GRAS, IND)
• Spin-out / joint-venture / licensing
ROI
3-9 weeks
3-6 months
6-12 months
6-12 months
Ongoing
Proto-typing
Asset incubation
Asset maturation
Asset commercialization
Generating revenue
own lab
prepare tech transfer
external production
Ongoing
eXoZymes
external entity
Ongoing

The project pipeline



Phase
Incubator
• Rapid prototyping
• Lab scale validation
Accelerator
• Business intelligence
• Engineering scale
• Supply chain
Commercialization
• Pilot scale validation
• Regulatory (GRAS, IND)
• Spin-out / joint-venture / licensing
ROI
Timeline
3-9 weeks
3-6 months
6-12 months
6-12 months
Ongoing
Focus
Proto-typing
Asset incubation
Asset commercialization
Generating revenue
Production stage
prepare tech transfer
external production
Ongoing
Production owner
eXoZymes
external entity
Ongoing
NCT OtC
NCT Pharma
Canna-binoids
Santa-lene

Selection of valuable molecules

Traditional chemistry

- Complex synthesis
- Pollution
- High energy requirements
- $$$ cost

Natural extraction

- Limited sources
- Environmental impact
- Supply risks
- $$$$ cost

eXoZymes platform

- ✓ Single-step conversions
- ✓ Engineering control
- ✓ Sustainable
- ✓ $ cost

Focusing on high-value natural products

With pharmaceutical potential and extraordinary business cases.

Natural health products

- Rapidly growing markets
- Fast routes to market

$500 - $5,000 / kg

Pharmaceutical analogs

- High barriers to entry
- Multiple billion-dollar markets

$5,000 - $500,000+ / kg





Total Addressable Markets (TAM)

Asset	Application	TAM	Stage	Status
NCT OTC	Health supplements	**$100B+**	Accelerator	NCTx spin-out launched
NCT Pharma	Metabolic health, obesity, NAFLD	**$100B+**	Preclinical	Partner conversations
Cannabinoid-like molecules	Obesity, pain	**TBD**	Accelerator	Launching
Santalene	Fragances	**TBD**	Incubator	Gov. grant

Initial selection of products. We expect to launch 2-3 new every year, the coming years.

Asymmetric upside

Non-dilutive grants

- $17M+ secured
- Partly funds core R&D without dilution

Strategic partnerships

- Product co-development
- Shared commercialization journey

Proprietary assets

- 12+ patent families
- Exclusive molecule rights

Leveraging external funding, partnerships and IP to build significant shareholder value



The extraordinary business opportunity

Take positive advantage of the fact that many pharmaceutical companies are facing the biggest ever **patent cliff** - and revenue drop as a consequence - in history over the next 5 years.
- they need new drug candidates…

We can make unique highly valuable small molecule drugs - while expanding the white space of medicinal chemistry - fast, unique and with a high ROI.

SynBio - vs - EXOZ cell-free

De-risking the development


High risk
25%
50%
75%
100%
Current SynBio methods
Cell-free biosolutions
Low risk
Project phases to completion

SynBio - vs - EXOZ cell-free

Competitive advantage


High risk
25%
50%
75%
100%
Current SynBio methods
Competitive advantage
Cell-free biosolutions
Low risk
Project phases to completion

About us

Company background

Location: Los Angeles, CA **Size**: Approx 30 FTEs and a lot of ad-hoc support



2019

Spun out from UCLA


Grants

2020-2023

Seed & grant funding


EXOZ NasdaqListed
eXoZymes
Nasdaq

2024-2025

IPO and rebranding
to eXoZymes



2026+

Commercial scale-up

Management team



Damien Perriman
CCO

Paul Opgenorth
VP of Development
PhD

Tyler Korman
CSO
PhD

Michael Heltzen
CEO

Fouad Navaz
VP of Finance

Amy Lunzer
Chief of Staff

Lasse H. Görlitz
VP of Comms

The market leader of cell-free biomanufacturing


GEN Biotechnology
Seeking Clarity in the Cell-Free Space
The State of Gene Therapy for Rare Diseases
FGF Bioactivity Using Live-Cell Imaging
How Did Scientists Become the Enemy?
Mary Ann Liebert, Inc. publishers


GENEDGE
What's in a Name: Out with Invizyne In with eXoZymes


VANITY FAIR
Hollywood
Celebrity
Business
Royals
Style
Politics
Culture
CULTURE
Inside NCTx: How A Rare Plant-Derived Molecule Is Turning Fat Into A Boost Of Energy


yahoo/finance
My Portfolio
News
Markets
Research
Personal Finance
Videos
Watch Now
News
Finance
BioClick – an enzyme engineering game-changer, launched by eXoZymes and supported by a $300K NIH grant
eXoZymes Inc.
In This Article:
EXOZ


eXoZymes
The future of biomanufacturing is cell-free.
And the future is bright!

Q&A

email: info@exozymes.com

powered by

eXoZymes

AI-driven enzyme engineering meets cell-free biomanufacturing

AI design

- Large Language Models used to upgrade enzymes to become exozymes
- Continuous loop of generating data to increase LLM prediction quality

Rapid testing

- Thousands of variants tested weekly
- Millions of data points generated per experiment - fed back to the LLM model

AI-Driven Enzyme Engineering Meets Cell-Free Biomanufacturing


HO
OH
NH3
Cl

AI Design

Large Language Models upgrade enzymes to become exozymes. Continuous data loops increase prediction quality.

Rapid Testing

Thousands of variants tested weekly. Millions of data points fed back to the LLM model.

The problem

We all hoped for synthetic biology to change the world.

Resources via Conventional Methods



Plant-Derived



Petroleum-Based



Cell-Based SynBio

The Limitations of Today's Methods



Natural Extraction:
Depleting Natural Resources



Chemical Synthesis:
Polluting & Toxic



Cell-Based SynBio:
Fails at Commercial Scale

We all hoped for SynBio to change the world…

Cell-Free Finally Unlocks the Potential

Traditional SynBio

- ✗ Limited by cellular constraints
- ✗ Complex optimization required
- ✗ Low yield / Titer issues

Cell-Free Technology

- ✓ No cellular limitations
- ✓ Direct enzyme utilization
- ✓ Unlimited scalability
- ✓ Broader applications

Our cell-free approach eliminates traditional bottlenecks, enabling true commercial scale.

The Old Paradigm: How Cells Make Chemicals



Sugar/Feedstock
Product

Cells prioritize survival over production.

Why Traditional SynBio Falls Short



Evolutionary Constraints

Cells are evolved to survive and replicate, not to produce excess chemicals.



Toxicity & Yield

Toxic intermediates cause cells to die, limiting scale and titer.



Economic Viability

Downstream isolation costs often exceed the product's value.

Our solution

The ingenuity of biology

+

the power of AI-driven enzyme engineering

+

the scalability of chemical production

eXoZymes

How are exozymes different to synthetic biology?

Liberate the Pathway


Cell-Based Constraint
Cell-Free Precision

Why not just liberate the enzymatic pathway from the cell?


Cell-Based Enzymes vs. eXoZymes Biosolutions
Cell-Based SynBio
eXoZymes Biosolutions
Cell-Free Pathway
AI-Optimized Enzymes + Production Pathways + Helper Modules
✕ Restricted by cell survival needs
✕ Complex metabolic interference
✕ Difficult to scale
✓ Engineering-level control
✓ High titer & yield
✓ Scales like chemistry
Enabling sustainable, affordable conversion of natural resources into valuable chemicals.

From Prototype to Commercial Feasibility

In Weeks or Months, Not Years



0% Maturity
25%
50%
75%
100%
Idea
Proof-of-Concept
Lab Scale
Pilot Scale
Commercial Scale

Our technology shrinks timelines from years to months, dramatically accelerating time-to-market.

Proven Scale-Up: Kilo Scale Already Mastered



POC & Lab Scale
Milligrams to Grams ✓

Pilot Scale
Kilos ✓

Production Scale
Ton Scale

Pipeline of high-value business opportunities

Strategically building a portfolio of high-value business opportunities, creating ownership stakes in companies, JVs and partnership

NCT (Over-the-Counter)

Health Supplements, $100B TAM. Product market launch: Beginning 2027.

NCT (Pharma)

Metabolic health, obesity, NAFLD. Each billion-dollar exit potential.

Cannabinoid-like Pharma

Novel, non-psychoactive molecules. Exclusive EXOZ capability.

Santalene

Flavors & Fragrances. Exploring health value. $3M NSF grant.